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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06590

Invesco Value Municipal Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2014

Invesco Value Municipal Income Trust

NYSE: IIM

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Supplemental Information
7 Dividend Reinvestment Plan
8 Schedule of Investments
20 Financial Statements
23 Notes to Financial Statements
29 Financial Highlights
31 Auditor's Report
32 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Trust’s portfolio managers discuss how they managed your Trust and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US equity market indexes hit multiyear or all-time highs[1] as a result of a strengthening US economy and relatively healthy corporate profits. The same factors that helped stocks hurt fixed income securities. As the US economy improved, investors became concerned over the specter of rising interest rates. Anticipating an eventual tapering of the US Federal Reserve’s asset purchase program, investors reduced their allocation to fixed income securities and increased their positions in equities. The result was a down year for most fixed income markets, including municipal bonds.

    Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Trust and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Value Municipal Income Trust

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

    Because no single investment product can provide complete downside protection in falling markets or full upside participation in rising markets, your Board believes it’s prudent to work with a financial adviser who can help build a well diversified portfolio. While diversification does not guarantee a profit or eliminate the risk of loss, a financial adviser can determine which investments may be appropriate for your individual needs, goals and risk tolerance. He or she can explain the risks associated with different types of investments. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

    Regardless of the type of fund in which you’re invested, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Value Municipal Income Trust

Management’s Discussion of Trust Performance

Performance summary

This is the annual report for Invesco Value Municipal Income Trust (the Trust) for the fiscal year ended February 28, 2014. The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. The main driver of returns on an NAV basis was the Trust’s exposure to the long end of the yield curve.

Performance

Total returns, 2/28/13 to 2/28/14

Trust at NAV	-1.47%
Trust at Market Value	-4.62
Barclays Municipal Bond Index‚*	-0.21

Market Price Discount to NAV as of 2/28/14	-7.47

Source(s): ‚Lipper Inc.

* Effective February 28, 2014, after the close of the fiscal year, the Trust will adopt a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. The S&P Municipal Bond Index will represent the Trust’s broad market benchmark instead of the Barclays Municipal Bond Index as the S&P Municipal Bond Index more closely reflects the performance of the broad US municipal bond market. The S&P Municipal Bond 5+ Year Investment Grade Index and Lipper General & Insured Leveraged Municipal Debt Funds Index will become the Trust’s style-specific and peer group benchmarks, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

      Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide investors with current income exempt from federal income tax. We primarily invest in a diversified portfolio of municipal securities.

    We seek to achieve the Trust’s investment objective by investing, under normal market conditions, at least 80% of its net assets in investment-grade municipal securities. Municipal securities include general obligations and revenue securities such as municipal bonds, municipal notes, municipal commercial paper and lease obligations. The Trust may also invest up to 20% of its net assets in municipal securities rated below investment grade or that are unrated but determined to be of comparable quality at the time of purchase. However, the Trust does not purchase securities that are in default or considered highly speculative. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	80.8%
General Obligation Bonds	14.5
Pre-Refunded Bonds	4.5
Other	0.2

Top Five Fixed Income Holdings
1.	Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A	2.5%
2.	Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2007 A	2.1
3.	Nevada (State of); Series 2008 C	2.0
4.	Illinois (State of) Toll Highway Authority; Series 2013 A	1.8
5.	California Infrastructure & Economic Development Bank; Series 2003 A	1.7

    We employ a bottom-up, research-driven approach to identify securities that have attractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.

    Sell decisions generally are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust

For the fiscal year ended February 28, 2014, the municipal bond market returned -0.21%1, as measured by the Barclays Municipal Bond Index, the Trust’s benchmark. Record outflows from municipal bond funds, driven by concerns over rising interest rates and high-profile credit events, resulted in a challenging year for municipal bond investors. The $67 billion2 in municipal bond fund redemptions between March and December 2013 was in stark contrast to inflows of $65 billion2 and strong performance for the asset class over the prior two years.

    Shortly after the fiscal year began, investors became apprehensive that the US Federal Reserve (the Fed) would reduce its asset purchase program, known as quantitative easing (QE), as the US economy improved. Concerned that Fed action would cause interest rates to rise and bond prices to fall, investors began trimming their allocations to fixed income investments, including municipal bonds. The rate of outflows increased dramatically in June following comments made

Total Net Assets
Applicable to Common Shares	$729.7 million

Total Number of Holdings	334

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

4                         Invesco Value Municipal Income Trust

by then-Fed Chairman Ben Bernanke on the timing for tapering QE.

    Over the summer of 2013, several high-profile credit events had an adverse impact on the municipal bond market. These included downgrades to the credit ratings of Chicago debt on pension concerns, Detroit filing the largest municipal bankruptcy in US history3 and increased uncertainty about the financial condition of Puerto Rico.

    The market received a two-month reprieve in September when the Fed decided not to reduce QE, although it reversed that decision in December when it announced that it would decrease its asset purchases by $10 billion per month, beginning in January 2014.4 A final headwind for the municipal bond market was significant tax-loss selling of municipal bonds in December to offset gains from strong equity returns during 2013.

    In the first two months of 2014, the municipal bond market turned positive. Softer economic data reduced expectations for hawkish Fed action. Relatively high yields on municipal bonds, coupled with higher personal income tax rates and improving municipal fundamentals, drew investors back to the asset class. Net positive fund flows in January and February, combined with limited supply of new issuance, produced strong returns in the final two months of the fiscal year.

    During the fiscal year, the largest driver of Trust performance relative to its benchmark was its overweight position in longer-maturity bonds. This position had a negative impact on relative performance as investors sold longer-dated bonds on concerns over rising interest rates. Security selection in the intermediate-to-long end of the yield curve was positive and helped to partially offset the impact of rising rates.

    At the sector level, local general obligation bonds and electric revenue bonds were the largest drags on Trust performance relative to its benchmark. Industrial development revenue bonds and the leasing sector contributed to relative performance. The Trust’s underweight position in Puerto Rico bonds also contributed to relative performance, but security selection in bonds issued by the commonwealth partially offset the positive effect of the allocation.

    One important factor affecting the Trust’s relative return was its use of structural leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.

    During the reporting period, the Trust achieved a leveraged position through the use of inverse floating rate securities and Variable Rate Muni Term Preferred (VMTP) shares. Inverse floating rate securities or Tender Option Bonds (TOBs) are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be an efficient means to manage duration, yield curve exposure and credit exposure and potentially can enhance yield. At of the close of the reporting period, leverage accounted for 31% of the Trust’s total assets and added to returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    As stated earlier, the Trust trades at a market price that may be at a premium or discount to NAV. Throughout and at the end of the reporting period, the Trust traded at a discount to its underlying NAV.

    We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s common shares.

    Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. As a result, the Trust’s ability to utilize TOBs for leverage purposes may be adversely affected.

    Thank you for investing in Invesco Value Municipal Income Trust and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Morningstar
3	Source: Moody’s
4	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Robert Wimmel Portfolio manager, is manager of Invesco Value Municipal Income Trust and head of Investment Grade
Municipals for Invesco. He joined Invesco in 2010. Mr. Wimmel was associated with the Trust’s previous investment adviser or its investment advisory affiliates from 1996 to 2010 and began managing the Trust in 2009. He earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

Thomas Byron Portfolio manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010.
Mr. Byron was associated with the Trust’s previous investment adviser or its investment advisory affiliates from 1981 to 2010 and began managing the Trust in 2009. He earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Municipal Income
Trust. He joined Invesco in 2010. Mr. Stryker was associated with the Trust’s previous investment adviser or its investment advisory affiliates from 1994 to 2010 and began managing the Trust in 2009. He earned a BS in finance from the University of Illinois at Chicago.

5                         Invesco Value Municipal Income Trust

Supplemental Information

Invesco Value Municipal Income Trust’s investment objective is to provide current income which is exempt from federal income tax.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment-grade US municipal bonds seeks to measure the performance of US municipals whose maturities are greater than or equal to 5 years.
■	The Lipper General & Insured Leveraged Municipal Debt Funds Index is an unmanaged index considered representative of general and insured leverage municipal debt funds tracked by Lipper. These funds either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.
■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6                         Invesco Value Municipal Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

7                         Invesco Value Municipal Income Trust

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–144.87%(a)
Alabama–2.06%
Birmingham (City of) Airport Authority; Series 2010, RB (INS–AGM)(b)	5.25%	07/01/30	$3,600	$3,859,056
Birmingham (City of) Water Works Board; Series 2011, Water RB (INS–AGM)(b)(c)	5.00%	01/01/36	8,575	9,043,967
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative); Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(b)	5.00%	08/01/37	2,000	2,110,540
				15,013,563

Alaska–0.94%
Alaska (State of) Industrial Development & Export Authority (Lake Dorothy Hydroelectric); Series 2006, RB (INS–AMBAC)(b)(d)	5.25%	12/01/26	1,350	1,354,779
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB(c)	5.50%	10/01/41	3,825	4,125,874
Alaska (State of) Industrial Development & Export Authority (Snettisham Hydroelectric); Series 1998, Power RB (INS–AMBAC)(b)(d)	5.00%	01/01/27	1,400	1,400,336
				6,880,989

Arizona–3.89%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-2, RB (INS–AGM)(b)	5.00%	03/01/41	2,065	2,118,979
Arizona (State of) Health Facilities Authority (Phoenix Children’s Hospital); Series 2012, Ref. Hospital System RB	5.00%	02/01/42	1,950	1,951,189
Arizona (State of);
Series 2008 A, COP (INS–AGM)(b)	5.00%	09/01/26	1,995	2,095,209
Series 2008 A, COP (INS–AGM)(b)	5.00%	09/01/27	1,605	1,680,130
Arizona State University (Research Infrastructure);
Series 2004, COP(e)(f)	5.00%	09/01/14	600	614,736
Series 2004, COP (INS–AMBAC)(b)	5.00%	09/01/30	1,400	1,425,774
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	1,000	1,026,500
Series 2010, RB	5.13%	05/15/40	1,000	1,028,300
Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 A, Ref. PCR(e)	6.00%	05/01/14	550	554,989
Mesa (City of); Series 2013, Excise Tax RB(c)	5.00%	07/01/32	7,600	8,266,216
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/42	2,665	2,714,436
Phoenix Civic Improvement Corp.; Series 2004, Jr. Lien Wastewater System RB (INS–NATL)(b)	5.00%	07/01/27	1,000	1,014,250
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	6.00%	07/01/33	1,000	947,150
Yuma (City of) Industrial Development Authority (Regional Medical Center);
Series 2014 A, Hospital RB	5.00%	08/01/32	850	870,799
Series 2014 A, Hospital RB	5.25%	08/01/32	2,000	2,094,800
				28,403,457

California–21.65%
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(b)	5.00%	12/01/24	3,145	3,554,951
Alhambra Unified School District (Election of 2004);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(g)	0.00%	08/01/35	3,010	979,334
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(g)	0.00%	08/01/36	2,675	822,295
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2007 A, RB (INS–NATL)(b)(c)	4.50%	10/01/37	15,000	15,109,200
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/26	2,720	1,722,521
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/31	5,270	2,472,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Department of Water Resources; Series 2008 H, Power Supply RB (INS–AGM)(b)	5.00%	05/01/22	$6,100	$7,119,249
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB(c)	5.00%	11/15/36	4,750	5,008,068
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(d)(h)	5.00%	07/01/27	1,190	1,235,125
Series 2012, Water Furnishing RB(d)(h)	5.00%	07/01/30	1,400	1,423,786
Series 2012, Water Furnishing RB(d)(h)	5.00%	07/01/37	3,075	3,053,844
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.00%	11/01/40	3,000	3,068,100
California (State of);
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	2,410	2,693,344
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/35	4,135	4,617,802
Series 2013, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/37	1,800	1,935,288
California Infrastructure & Economic Development Bank;
Series 2003 A, First Lien Bay Area Toll Bridges Seismic Retrofit RB(c)(e)(f)	5.00%	01/01/28	10,100	12,341,897
Series 2003 A, First Lien Bay Area Toll Bridges Seismic Retrofit RB(e)(f)	5.00%	01/01/28	4,500	5,498,865
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(g)	0.00%	08/01/29	1,360	669,270
Dry Creek Joint Elementary School District (Election of 2008-Measure E);
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/43	2,120	426,438
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/44	1,090	200,386
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/45	6,270	1,080,321
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/48	4,610	641,067
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB(c)	5.00%	06/01/36	4,440	4,888,751
Eastern Municipal Water District; Series 2006 A, Water & Sewer Revenue COP (INS–NATL)(b)	5.00%	07/01/32	5,000	5,328,950
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/31	4,155	1,769,282
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/32	3,165	1,255,904
Golden State Tobacco Securitization Corp.; Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/30	3,200	3,403,328
Huntington Beach Union High School District (Election of 2004); Series 2004, Unlimited Tax GO Bonds(e)(f)	5.00%	08/01/14	2,000	2,041,460
Kern (County of) Board of Education; Series 2006 A, Ref. COP (INS–NATL)(b)	5.00%	06/01/31	2,000	2,015,340
Long Beach (City of); Series 1998 A, Ref. Harbor RB (INS–NATL)(b)(d)	6.00%	05/15/18	9,000	10,838,160
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 B, Sub. RB	5.00%	05/15/40	2,000	2,106,140
Los Angeles (City of) Department of Water & Power; Series 2012 A, Water System RB(c)	5.00%	07/01/43	6,240	6,703,757
Los Angeles (City of); Series 2004 A, Unlimited Tax GO Bonds(e)(f)	5.00%	09/01/14	6,000	6,148,680
Los Angeles Unified School District (Election of 2004); Series 2006 F, Unlimited Tax GO Bonds (INS–FGIC)(b)	5.00%	07/01/30	1,000	1,073,160
Menifee Union School District (Election of 2008);
Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(g)	0.00%	08/01/34	1,665	569,164
Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(b)(g)	0.00%	08/01/35	300	96,093
Moreland School District (Crossover); Series 2006 C, Ref. Unlimited Tax CAB GO Bonds (INS–AMBAC)(b)(g)	0.00%	08/01/29	3,350	1,604,449
Oak Grove School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/28	2,400	1,261,272
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(g)	0.00%	08/01/34	3,825	1,360,667
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(g)	0.00%	08/01/35	4,120	1,375,915
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(g)	0.00%	08/01/36	300	94,566
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(g)	0.00%	08/01/37	1,785	530,788
Poway Unified School District (Election of 2008–School Facilities Improvement District No. 2007-1);
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/28	7,840	4,120,155
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/31	8,475	3,683,235
Regents of the University of California; Series 2013 AI, General RB(c)	5.00%	05/15/33	6,000	6,650,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District);
Series 2006, RB (INS–NATL)(b)	5.00%	12/01/28	$2,000	$2,163,380
Series 2006, RB (INS–NATL)(b)	5.00%	12/01/36	3,000	3,201,900
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(g)	0.00%	09/01/30	1,600	752,768
San Juan Unified School District (Election of 2002); Series 2010, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	08/01/30	1,525	1,663,348
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.50%	09/01/32	595	618,050
Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(g)	0.00%	04/01/14	450	449,919
William S. Hart Union High School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/33	11,350	4,093,150
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(b)(g)	0.00%	08/01/22	525	403,268
				157,939,879

Colorado–3.53%
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(c)	5.50%	01/01/35	8,100	8,979,174
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/41	3,000	3,155,280
Denver (City of) Convention Center Hotel Authority;
Series 2006, Ref. Sr. RB (INS–SGI)(b)	5.00%	12/01/30	4,000	4,055,160
Series 2006, Ref. Sr. RB (INS–SGI)(b)	5.00%	12/01/35	1,500	1,509,405
University of Colorado; Series 2013 A, Enterprise RB(c)	5.00%	06/01/43	7,500	8,072,100
				25,771,119

Connecticut–0.53%
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University);
Series 2007 K-1, RB (INS–NATL)(b)	5.00%	07/01/24	275	306,644
Series 2007 K-1, RB (INS–NATL)(b)	5.00%	07/01/27	1,225	1,353,307
Series 2007 K-2, RB (INS–NATL)(b)	5.00%	07/01/25	2,000	2,217,660
				3,877,611

District of Columbia–4.52%
District of Columbia (Provident Group–Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/45	1,000	866,600
District of Columbia Water & Sewer Authority;
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS–AGC)(b)	5.00%	10/01/28	2,520	2,814,135
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS–AGC)(b)	5.00%	10/01/29	625	694,606
District of Columbia;
Series 2006 B-1, Ballpark RB (INS–NATL)(b)	5.00%	02/01/31	7,000	7,083,580
Series 2008 E, Unlimited Tax GO Bonds (INS–BHAC)(b)(c)	5.00%	06/01/26	3,260	3,715,324
Series 2008 E, Unlimited Tax GO Bonds (INS–BHAC)(b)(c)	5.00%	06/01/27	3,260	3,653,971
Series 2008 E, Unlimited Tax GO Bonds (INS–BHAC)(b)(c)	5.00%	06/01/28	6,520	7,244,698
Series 2009 A, Sec. Income Tax RB(c)	5.25%	12/01/27	5,100	5,892,999
Metropolitan Washington Airports Authority; Series 2004 C-1, Ref. Airport System RB (INS–AGM)(b)(d)	5.00%	10/01/20	1,000	1,024,570
				32,990,483

Florida–11.90%
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011, TEMPS-70SM RB	7.13%	11/15/16	1,250	1,253,463
Series 2011 A, RB	8.13%	11/15/41	1,000	1,102,300
Broward (County of) Educational Facilities Authority (Nova Southeastern University); Series 2006, RB (INS–AGC)(b)	5.00%	04/01/31	3,000	3,078,630
Cape Coral (City of);
Series 2011, Ref. Water & Sewer RB (INS–AGM)(b)	5.00%	10/01/41	4,130	4,317,461
Series 2011 A, Ref. Water & Sewer RB (INS–AGM)(b)	5.00%	10/01/31	1,500	1,612,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.00%	06/01/14	$6,000	$6,075,780
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/21	4,890	5,655,236
Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A, Continuing Care Community RB(h)	7.75%	05/15/35	2,250	2,252,722
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/42	1,250	1,335,188
Florida (State of) Mid-Bay Bridge Authority; Series 2008 A, Ref. RB (INS–AGC)(b)	5.00%	10/01/27	3,580	3,715,754
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.13%	11/15/32	4,000	4,064,640
Series 2012, RB	5.50%	11/15/32	1,100	1,144,033
Miami Beach (City of); Series 2000, Water & Sewer RB (INS–AMBAC)(b)	5.75%	09/01/25	865	869,143
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	6.00%	07/01/38	2,000	2,262,920
Miami-Dade (County of) (Miami International Airport);
Series 2003 B, Ref. Aviation RB (INS–NATL)(b)(d)	5.25%	10/01/18	2,155	2,164,051
Series 2003 B, Ref. Aviation RB (INS–NATL)(b)(d)	5.25%	10/01/19	2,270	2,279,193
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS–BHAC)(b)	5.50%	04/01/38	1,900	2,024,032
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS–AGM)(b)	5.00%	07/01/35	3,415	3,580,047
Miami-Dade (County of);
Series 2005 A, Sub. Special Obligation RB (INS–NATL)(b)	5.00%	10/01/30	1,000	1,044,510
Series 2010, Water & Sewer System RB (INS–AGM)(b)	5.00%	10/01/39	4,500	4,730,355
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/32	1,615	1,737,401
Series 2012 A, Ref. Aviation RB(d)	5.00%	10/01/28	2,000	2,122,480
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/32	1,000	1,052,370
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/35	1,575	1,636,803
Orange (County of); Series 2012 B, Ref. Sales Tax RB(c)	5.00%	01/01/31	7,500	8,230,275
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/43	2,030	2,031,279
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS–BHAC)(b)	5.50%	10/01/23	3,050	3,674,152
Series 2011, Ref. RB(c)	5.00%	10/01/31	2,790	2,977,600
Port St. Lucie (City of); Series 2009, Ref. Utility System RB (INS–AGC)(b)	5.00%	09/01/29	3,000	3,292,770
Tampa (City of) Sports Authority; Series 2005, Ref. Sales Tax RB (INS–AGM)(b)	5.00%	01/01/26	5,335	5,506,253
				86,822,906

Georgia–2.08%
Atlanta (City of); Series 2010 A, General Airport RB (INS–AGM)(b)	5.00%	01/01/35	5,390	5,652,277
Augusta (City of); Series 2004, Water & Sewerage RB (INS–AGM)(b)	5.25%	10/01/39	2,000	2,048,540
Fulton (County of) Development Authority (Georgia Tech Athletic Association); Series 2012, Ref. RB	5.00%	10/01/42	510	531,864
Metropolitan Atlanta Rapid Transit Authority; Series 2007 B, Ref. Third Indenture Sales Tax RB (INS–AGM)(b)	5.00%	07/01/34	3,100	3,346,357
Private Colleges & Universities Authority (Mercer University);
Series 2012 A, RB	5.25%	10/01/27	2,170	2,329,104
Series 2012 A, RB	5.00%	10/01/32	1,220	1,240,362
				15,148,504

Hawaii–2.25%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group); Series 2013 A, Ref. Special Purpose RB	5.50%	07/01/43	3,000	3,191,250
Hawaii (State of) Department of Transportation (Airports Division); Series 2013, Lease Revenue COP(d)	5.00%	08/01/28	1,775	1,869,696
Honolulu (City & County of); Series 2012 A, Unlimited Tax GO Bonds(c)	5.00%	11/01/29	10,000	11,365,800
				16,426,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–1.60%
Idaho (State of) Health Facilities Authority (St. Luke’s Regional Medical Center); Series 2010, RB (INS–AGM)(b)	5.00%	07/01/35	$5,000	$5,130,750
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB (INS–AGC)(b)	5.25%	07/15/24	2,500	2,831,125
Series 2008 A, Grant & RAB (INS–AGC)(b)	5.25%	07/15/25	3,310	3,730,668
				11,692,543

Illinois–13.99%
Bourbonnais (Village of) (Olivet Nazarene University);
Series 2013, Industrial Project RB	5.50%	11/01/42	1,000	1,023,420
Series 2013, Industrial Project RB	5.00%	11/01/44	750	722,070
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(d)	5.50%	01/01/31	2,280	2,413,106
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/25	1,550	1,708,689
Chicago (City of) (O’Hare International Airport); Series 2005 A, Third Lien General Airport RB (INS–NATL)(b)	5.25%	01/01/25	8,000	8,475,840
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS–AGC)(b)	5.25%	06/01/25	775	813,704
Series 2008, Capital Grant Receipts RB (INS–AGC)(b)	5.25%	06/01/26	3,105	3,243,763
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB(c)	5.25%	12/01/36	7,490	7,921,799
Chicago (City of);
Series 2001 A, Ref. Project Unlimited Tax GO Bonds (INS–NATL)(b)	5.56%	01/01/21	2,000	2,125,720
Series 2001 A, Ref. Project Unlimited Tax GO Bonds (INS–NATL)(b)	5.58%	01/01/22	2,000	2,122,700
Series 2007 A, Ref. Project Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/37	5,705	5,738,374
Series 2008, Ref. Second Lien Water RB (INS–AGM)(b)	5.00%	11/01/27	940	1,036,190
Cook (County of) Forest Preserve District;
Series 2012 B, Ref. Limited Tax GO Bonds(c)	5.00%	12/15/32	2,460	2,632,987
Series 2012 B, Ref. Limited Tax GO Bonds(c)	5.00%	12/15/37	2,460	2,600,933
DeKalb County Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/24	210	233,549
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/27	1,845	2,017,508
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	01/01/28	305	332,029
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.50%	05/15/27	2,000	1,975,800
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 B, RB	5.38%	08/15/24	2,100	2,382,492
Series 2009 B, RB	5.75%	08/15/30	2,000	2,243,840
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/33	1,430	1,454,925
Illinois (State of) Finance Authority (Swedish American Hospital); Series 2004, RB (INS–AMBAC)(b)	5.00%	11/15/31	3,000	3,008,130
Illinois (State of) Finance Authority (Swedish Covenant Hospital);
Series 2010 A, Ref. RB	5.75%	08/15/29	2,000	2,132,680
Series 2010 A, Ref. RB	6.00%	08/15/38	1,165	1,226,256
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(c)	5.25%	10/01/52	3,720	3,918,946
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 B, Ref. RB (INS–NATL)(b)	5.30%	06/15/18	3,000	3,410,790
Series 2012 B, RB(c)	5.00%	12/15/28	8,625	9,461,366
Illinois (State of) Toll Highway Authority; Series 2013 A, RB(c)	5.00%	01/01/38	12,300	12,812,172
Illinois (State of);
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/29	1,880	2,019,853
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/33	1,100	1,161,358
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	4,090	4,728,285
Regional Transportation Authority; Series 1999, Ref. RB (INS–AGM)(b)	5.75%	06/01/21	4,000	4,950,760
				102,050,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–2.56%
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing);
Series 2013, Private Activity RB(d)	5.00%	07/01/40	$3,365	$3,369,745
Series 2013 A, Private Activity RB(d)	5.00%	07/01/35	500	510,600
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	3,325	3,222,723
Indianapolis Local Public Improvement Bond Bank; Series 2013 F, RB(c)	5.00%	02/01/30	9,000	9,994,140
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(d)	6.75%	01/01/34	1,500	1,582,545
				18,679,753

Iowa–2.71%
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(c)(i)	5.00%	06/01/25	5,140	5,935,364
Series 2009 A, Special Obligation RB(c)(i)	5.00%	06/01/26	3,850	4,445,749
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	1,200	1,077,660
Iowa (State of) Finance Authority (Western Home); Series 2012, Ref. Health Care Facilities RB	5.00%	12/01/27	955	939,080
Iowa (State of);
Series 2001, Vision Special Fund RB (INS–NATL)(b)	5.50%	02/15/19	3,600	4,328,424
Series 2001, Vision Special Fund RB (INS–NATL)(b)	5.50%	02/15/20	2,500	3,028,175
				19,754,452

Kansas–0.89%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	1,510	1,682,880
Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/43	1,500	1,527,780
Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2009 A, Utility System Improvement RB (INS–BHAC)(b)	5.25%	09/01/34	3,000	3,278,880
				6,489,540

Kentucky–1.92%
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.) Series 2010 B, Ref. Hospital RB	6.38%	03/01/40	1,585	1,667,563
Kentucky (State of) Property & Buildings Commission (No. 93); Series 2009, Ref. RB (INS–AGC)(b)	5.25%	02/01/28	4,000	4,502,720
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, First Tier Toll RB	5.75%	07/01/49	1,000	1,053,640
Kentucky (State of) Turnpike Authority (Revitalization); Series 2012 A, Economic Development Road RB	5.00%	07/01/28	3,140	3,550,806
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, Health System RB	5.50%	10/01/33	3,000	3,207,360
				13,982,089

Louisiana–1.95%
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc.–Housing & Parking); Series 2010, RB (INS–AGM)(b)	5.50%	10/01/35	4,500	4,875,345
Lafayette (City of); Series 2004, Utilities RB(e)(f)	5.25%	11/01/14	4,000	4,138,640
Regional Transit Authority; Series 2010, Sales Tax RB (INS–AGM)(b)	5.00%	12/01/30	1,000	1,077,360
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/30	745	768,438
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/31	745	755,877
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/32	1,410	1,429,134
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/33	1,190	1,203,756
				14,248,550

Massachusetts–3.57%
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(c)	5.50%	11/15/36	15,820	17,908,082
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(c)	5.50%	07/01/36	5,120	5,744,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Water Resources Authority; Series 2007 B, Ref. General RB (INS–AGM)(b)	5.25%	08/01/31	$2,000	$2,369,640
				26,022,464

Michigan–0.98%
Detroit (City of); Series 2006 C, Ref. Second Lien Water Supply System RB (INS–AGM)(b)	5.00%	07/01/26	1,475	1,474,233
Wayne State University Board of Governors;
Series 2008, Ref. General RB (INS–AGM)(b)	5.00%	11/15/25	760	847,978
Series 2008, Ref. General RB (INS–AGM)(b)	5.00%	11/15/29	2,835	3,090,207
Western Michigan University Board of Trustees; Series 2008, General RB (INS–AGM)(b)	5.00%	11/15/23	1,575	1,765,181
				7,177,599

Minnesota–0.69%
Minneapolis (City of) (Fairview Health Services);
Series 2005 D, Health Care System RB (INS–AMBAC)(b)	5.00%	11/15/30	1,000	1,011,220
Series 2005 D, Health Care System RB (INS–AMBAC)(b)	5.00%	11/15/34	4,000	4,032,360
				5,043,580

Missouri–1.63%
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/24	825	946,688
Series 2011 A, Ref. RB	5.50%	09/01/25	1,445	1,644,078
Series 2011 A, Ref. RB	5.50%	09/01/27	980	1,093,925
Missouri (State of) Joint Municipal Electric Utility Commission (Plum Point);
Series 2006, Power Project RB (INS–NATL)(b)	5.00%	01/01/25	2,000	2,115,940
Series 2006, Power Project RB (INS–NATL)(b)	5.00%	01/01/26	2,500	2,644,925
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	5.00%	09/01/42	2,000	2,002,740
Series 2013 A, Senior Living Facilities RB	5.50%	09/01/33	1,375	1,430,742
				11,879,038

Montana–0.30%
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB (INS–AGC)(b)	5.75%	01/01/31	2,000	2,200,020

Nebraska–1.01%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/32	4,690	4,804,248
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center); Series 2012, Ref. RB	5.00%	11/01/32	2,500	2,586,775
				7,391,023

Nevada–2.94%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB (INS–AGM)(b)	5.25%	07/01/39	2,000	2,116,700
Clark (County of); Series 1992 B, Limited Tax GO Bonds (INS–AMBAC)(b)	6.50%	06/01/17	4,000	4,715,720
Nevada (State of); Series 2008 C, Capital Improvement & Cultural Affairs Limited Tax GO Bonds (INS–AGM)(b)(c)	5.00%	06/01/26	13,000	14,587,560
				21,419,980

New Jersey–3.18%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC–Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	1,975	2,117,082
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, Private Activity RB(d)	5.38%	01/01/43	1,000	1,024,660
New Jersey (State of) Economic Development Authority; Subseries 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(b)	5.50%	09/01/24	3,390	4,071,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Educational Facilities Authority (Rowan University); Series 2008 B, Ref. RB (INS–AGC)(b)	5.00%	07/01/26	$510	$571,730
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 C, Transportation System RB(e)(f)	5.25%	06/15/15	4,000	4,264,200
Series 2006 C, Transportation System CAB RB (INS–AGC)(b)(g)	0.00%	12/15/26	14,305	8,188,754
New Jersey (State of) Turnpike Authority; Series 2013 A, RB	5.00%	01/01/38	2,800	2,971,276
				23,209,295

New Mexico–0.21%
Albuquerque (City of); Series 2004 A, Ref. Gross Receipts & Lodgers’ Tax RB (INS–AGM)(b)	5.00%	07/01/37	1,500	1,519,575

New York–9.87%
Long Island Power Authority;
Series 2004 A, Electrical System General RB(f)	5.00%	09/01/34	1,000	1,018,720
Series 2011 A, Electric System General RB (INS–AGM)(b)	5.00%	05/01/36	4,955	5,193,385
Metropolitan Transportation Authority;
Series 2010 D, RB	5.00%	11/15/34	3,000	3,170,400
Series 2012 A, Ref. Dedicated Tax Fund RB(c)	5.00%	11/15/27	10,000	11,391,600
New York (City of) Municipal Water Finance Authority; Series 2005 C, Water & Sewer System RB (INS–NATL)(b)	5.00%	06/15/27	1,000	1,056,680
New York (City of) Transitional Finance Authority;
Subseries 2012 E-1, Future Tax Sec. RB(c)	5.00%	02/01/37	6,845	7,375,624
Subseries 2013 I, Future Tax Sec. RB	5.00%	05/01/38	1,465	1,581,761
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/28	2,900	3,546,816
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(b)	5.50%	05/15/29	2,455	2,989,527
New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2004, Hospital RB (INS–NATL)(b)	5.00%	08/01/29	2,000	2,067,420
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS–BHAC)(b)	5.50%	07/01/31	1,040	1,227,231
New York (State of) Dormitory Authority;
Series 2004 A, Hospital Insured Mortgage RB (INS–AGM)(b)	5.25%	08/15/19	1,100	1,123,496
Series 2007 A, Mental Health Services Facilities Improvement RB (INS–AGM)(b)	5.00%	02/15/27	500	546,595
Series 2013 A, General Purpose Personal Income Tax RB	5.00%	02/15/37	1,000	1,082,130
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1996, Gas Facilities RB (INS–NATL)(b)	5.50%	01/01/21	5,000	5,020,950
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB	5.00%	03/15/25	1,725	1,980,886
New York (State of) Thruway Authority; Series 2011 A-1, Second General Highway & Bridge Trust Fund RB (c)	5.00%	04/01/29	4,545	5,016,271
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, Restructuring RB(c)	5.00%	12/15/31	10,000	11,408,300
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 1, Ref. Liberty RB(c)	5.00%	09/15/40	4,900	5,228,986
				72,026,778

North Carolina–1.02%
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2012 A, Health Care Facilities RB(c)	5.00%	06/01/42	4,890	5,141,150
North Carolina (State of) Medical Care Commission (Vidant Health); Series 2012 A, Ref. Heath Care Facilities RB	5.00%	06/01/36	2,250	2,326,725
				7,467,875

Ohio–3.56%
Allen (County of) (Catholic Health Partners); Series 2012 A, Ref. Hospital Facilities RB	5.00%	05/01/42	3,300	3,419,625
American Municipal Power, Inc. (Prairie State Energy Campus); Series 2008 A, RB (INS–AGC)(b)(c)	5.25%	02/15/33	2,500	2,606,475
Cleveland (City of);
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(b)(g)	0.00%	11/15/26	3,545	2,076,555
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(b)(g)	0.00%	11/15/28	3,845	2,006,321
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(b)(g)	0.00%	11/15/38	2,800	744,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/33	$2,000	$1,698,520
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/42	3,000	3,127,020
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/44	2,500	2,033,050
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 A, RB	5.70%	08/01/20	1,350	1,512,931
Ohio (State of) Higher Educational Facility Commission (Case Western Reserve University); Series 2001 A, Ref. VRD RB(j)	0.04%	10/01/22	1,985	1,985,000
Ohio (State of) Higher Educational Facility Commission (Summa Health System); Series 2010, Hospital Facilities RB	5.75%	11/15/35	2,000	2,127,380
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.);
Series 2009 A, Ref. PCR(e)	5.88%	06/01/16	1,980	2,148,676
Series 2010, Ref. RB(e)	2.20%	06/01/16	500	502,390
				25,988,883

Oregon–0.63%
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.00%	05/01/40	1,570	1,581,414
Oregon (State of) Department of Administrative Services;
Series 2005 B, COP(e)(f)	5.00%	11/01/15	1,120	1,209,287
Series 2005 B, COP(e)(f)	5.00%	11/01/15	1,685	1,819,328
				4,610,029

Pennsylvania–3.10%
Delaware (County of) Industrial Development Authority (Aqua Pennsylvania, Inc.); Series 2005 A, Water Facilities RB (INS–NATL)(b)(d)	5.00%	11/01/37	3,500	3,538,710
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2004 A, Solid Waste Disposal RB(e)	3.70%	05/01/15	4,000	4,132,960
Pennsylvania (State of) Turnpike Commission; Series 2004 A, RB (INS–AMBAC)(b)	5.00%	12/01/34	5,000	5,134,900
Philadelphia (City of);
Series 1998, Ref. Water & Wastewater RB (INS–AMBAC)(b)	5.25%	12/15/14	2,565	2,653,364
Series 2009 B, Limited Tax GO Bonds(e)(f)	7.13%	07/15/16	1,750	2,031,715
Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(b)	5.13%	09/01/23	4,500	5,143,095
				22,634,744

Puerto Rico–0.48%
Puerto Rico Sales Tax Financing Corp.; First Subseries 2010 C, RB	5.25%	08/01/41	4,600	3,466,974

Rhode Island–1.45%
Rhode Island Depositors Economic Protection Corp.; Series 1993 B, Ref. Special Obligation RB(f)	6.00%	08/01/17	10,000	10,566,600

South Carolina–2.82%
Piedmont Municipal Power Agency; Series 2011 C, Ref. Electric RB (INS–AGC)(b)	5.75%	01/01/34	7,410	8,264,892
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.25%	08/01/30	4,450	4,672,500
South Carolina (State of) Medical University Hospital Authority; Series 2004 A, Ref. FHA Insured Mortgage Hospital Facilities RB(e)(f)	5.25%	08/15/14	2,500	2,558,950
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2006 A, RB (INS–NATL)(b)	5.00%	01/01/36	5,000	5,097,900
				20,594,242

Tennessee–0.51%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2012, Hospital RB	5.00%	08/15/42	1,000	1,001,350
Memphis Center City Revenue Finance Corp. (Pyramid & Pinch District Redevelopment); Series 2011 B, Sub. RB (INS–AGM)(b)	5.25%	11/01/30	2,475	2,737,003
				3,738,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–15.59%
Alamo Community College District; Series 2012, Ref. Limited Tax GO Bonds(c)	5.00%	08/15/34	$4,895	$5,385,479
Amarillo Health Facilities Corp. (Baptist St. Anthony’s Hospital Corp.);
Series 1998, RB(f)	5.50%	01/01/16	3,020	3,239,705
Series 1998, RB(f)	5.50%	01/01/17	5,075	5,601,683
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	2,000	2,159,780
Dallas-Fort Worth (Cities of) International Airport; Series 2012 G, Ref. RB	5.00%	11/01/34	1,500	1,582,980
Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/27	2,285	2,534,042
Harris (County of) Metropolitan Transit Authority;
Series 2011 A, Sales & Use Tax RB(c)	5.00%	11/01/36	3,305	3,572,408
Series 2011 A, Sales & Use Tax RB(c)	5.00%	11/01/41	3,000	3,209,730
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(b)	5.25%	11/15/24	2,160	2,449,375
Harris County Health Facilities Development Corp. (Texas Medical Center Central Heating and Cooling Services Corp.); Series 2008, Thermal Utility RB (INS–AGC)(b)	5.00%	11/15/27	1,840	2,024,607
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(b)(g)	0.00%	09/01/26	3,975	2,318,498
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(b)(g)	0.00%	09/01/27	5,015	2,741,901
Houston (City of); Series 2004 A, Ref. First Lien Combined Utility System RB (INS–NATL)(b)	5.25%	05/15/23	12,130	12,260,761
Houston Community College System;
Series 2008, Sr. Lien Student Fee RB (INS–AGM)(b)	5.00%	04/15/25	1,910	2,167,258
Series 2008, Sr. Lien Student Fee RB (INS–AGM)(b)	5.00%	04/15/26	1,330	1,481,979
Series 2008, Sr. Lien Student Fee RB (INS–AGM)(b)	4.50%	04/15/27	225	234,050
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2012 A, RB	5.00%	02/15/42	2,000	1,958,660
Humble Independent School District; Series 2008 A, School Building Unlimited Tax GO Bonds (INS–AGC)(b)	5.00%	02/15/26	285	322,161
Lower Colorado River Authority;
Series 2001, Ref. RB (INS–AGM)(b)	5.00%	05/15/26	965	967,963
Series 2002, Ref. & Improvement RB (INS–NATL)(b)	5.00%	05/15/31	7,535	7,559,865
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB	6.25%	02/15/37	1,450	1,537,914
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/43	1,000	1,033,130
North Texas Tollway Authority;
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(b)(g)	0.00%	01/01/28	16,400	8,786,300
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(b)(g)	0.00%	01/01/29	2,725	1,365,525
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(b)(g)	0.00%	01/01/31	3,550	1,576,093
San Antonio (City of); Series 2013, Jr. Lien Electric & Gas Systems RB	5.00%	02/01/38	2,405	2,584,894
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS–AGM)(b)	5.00%	10/01/32	2,265	2,388,420
Series 2011, Special Project RB (INS–AGM)(b)	5.00%	10/01/37	2,475	2,569,545
Texas (State of) Transportation Commission; Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/41	2,925	2,960,158
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002, First Tier CAB RB (INS–BHAC)(b)(g)	0.00%	08/15/27	7,000	4,016,530
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/26	5,370	6,444,913
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/28	3,025	3,127,003
Series 2012, Gas Supply RB	5.00%	12/15/29	2,000	2,060,120
Series 2012, Gas Supply RB	5.00%	12/15/31	1,200	1,227,348
Series 2012, Gas Supply RB	5.00%	12/15/32	1,125	1,146,578
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(d)	7.00%	12/31/38	1,250	1,397,213
University of Houston; Series 2008, Ref. Consolidated RB (INS–AGM)(b)(c)	5.00%	02/15/33	2,500	2,707,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Victoria Independent School District;
Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/24	$1,920	$2,170,349
Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/25	815	919,589
				113,791,907

Utah–1.54%
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS–AGM)(b)(c)	5.00%	06/15/36	10,325	11,240,414

Virgin Islands–0.35%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	2,500	2,565,500

Virginia–2.49%
Richmond (City of) Metropolitan Authority; Series 2002, Ref. Expressway RB (INS–NATL)(b)	5.25%	07/15/22	3,000	3,417,630
Roanoke (City of) Economic Development Authority (Carilion Clinic Obligated Group); Series 2010, Ref. Hospital RB	5.00%	07/01/33	2,500	2,624,400
Roanoke (City of) Industrial Development Authority (Carilion Health System);
Series 2005, Hospital RB(e)(f)	5.00%	07/01/20	35	42,196
Series 2005 B, Hospital RB (INS–AGM)(b)	5.00%	07/01/38	2,365	2,462,556
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(d)	6.00%	01/01/37	855	912,071
Series 2012, Sr. Lien RB(d)	5.50%	01/01/42	3,355	3,454,208
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(d)	5.00%	07/01/34	3,525	3,476,073
Series 2012, Sr. Lien RB(d)	5.00%	01/01/40	1,810	1,767,538
				18,156,672

Washington–5.88%
Cowlitz (County of) Public Utility District No. 1; Series 2006, Production System RB (INS–NATL)(b)	5.00%	09/01/31	10,000	10,657,300
Grant (County of) Public Utility District No. 2; Series 2005 A, Ref. Wanapum Hydro Electric RB (INS–NATL)(b)	5.00%	01/01/34	950	976,267
Seattle (Port of); Series 2012 A, Ref. Intermediate Lien RB	5.00%	08/01/32	2,500	2,711,675
Spokane County School District No. 81; Series 2005, Unlimited Tax GO Bonds(e)(f)	5.13%	06/01/15	2,500	2,656,350
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.25%	06/01/31	1,900	1,994,278
Washington (State of);
Series 2004 F, Motor Vehicle Fuel Unlimited Tax CAB GO Bonds (INS–AMBAC)(b)(g)	0.00%	12/01/29	5,100	2,920,158
Series 2010 A, Various Purpose Unlimited Tax GO Bonds(c)	5.00%	08/01/29	8,995	10,292,529
Series 2010 A, Various Purpose Unlimited Tax GO Bonds(c)	5.00%	08/01/30	9,460	10,699,260
				42,907,817

West Virginia–0.58%
West Virginia (State of) Economic Development Authority (Appalachian Power Co.–Amos); Series 2010 A, Ref. Solid Waste Disposal Facilities RB	5.38%	12/01/38	4,000	4,212,440

Wisconsin–1.52%
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/39	5,000	5,080,800
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.50%	04/01/32	1,155	1,122,718
Wisconsin (State of); Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/28	4,235	4,894,008
				11,097,526
TOTAL INVESTMENTS(k)–144.87% (Cost $999,588,556)				1,057,101,546
FLOATING RATE NOTE OBLIGATIONS–(26.37)%
Notes with interest and fee rates ranging from 0.55% to 0.76% at 02/28/14 and contractual maturities of collateral ranging from 06/01/25 to 10/01/52 (See Note 1J)(l)				(192,435,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(19.59)%				(142,964,279)
OTHER ASSETS LESS LIABILITIES–1.09%				7,972,708
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$729,674,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Value Municipal Income Trust

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GO	– General Obligation
INS	– Insurer
Jr.	– Junior
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1J.
(d)	Security subject to the alternative minimum tax.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Zero coupon bond issued at a discount.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $7,965,477, which represented 1.09% of the Trust’s Net Assets.
(i)	Security is subject to a shortfall agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $6,050,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(j)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	15.3%
National Public Finance Guarantee Corp.	13.4

(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2014. At February 28, 2014, the Trust’s investments with a value of $325,510,077 are held by Dealer Trusts and serve as collateral for the $192,435,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Value Municipal Income Trust

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $999,588,556)	$1,057,101,546
Receivable for:
Interest	11,393,025
Investment for trustee deferred compensation and retirement plans	112,584
Deferred offering costs	94,465
Total assets	1,068,701,620

Liabilities:
Floating rate note obligations	192,435,000
Variable rate muni term preferred shares ($0.01 par value, 1,431 shares issued with liquidation preference of $100,000 per share)	142,964,279
Payable for:
Investments purchased	2,752,623
Amount due custodian	231,208
Dividends	73,956
Accrued fees to affiliates	16,846
Accrued trustees’ and officers’ fees and benefits	5,622
Accrued other operating expenses	79,915
Trustee deferred compensation and retirement plans	351,618
Accrued interest expense	115,578
Total liabilities	339,026,645
Net assets applicable to common shares	$729,674,975

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$692,504,546
Undistributed net investment income	1,945,975
Undistributed net realized gain (loss)	(22,288,536)
Net unrealized appreciation	57,512,990
$729,674,975

Shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	47,027,949
Net asset value per common share	$15.52
Market value per common share	$14.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Value Municipal Income Trust

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$47,489,329

Expenses:
Advisory fees	5,832,419
Administrative services fees	171,323
Custodian fees	20,188
Interest, facilities and maintenance fees	3,520,688
Transfer agent fees	14,636
Trustees’ and officers’ fees and benefits	68,068
Other	532,510
Total expenses	10,159,832
Less: Fees waived	(3,161,953)
Net expenses	6,997,879
Net investment income	40,491,450

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(8,654,786)
Change in net unrealized appreciation (depreciation) of investment securities	(48,415,178)
Net realized and unrealized gain (loss)	(57,069,964)
Net increase (decrease) in net assets from operations applicable to common shares	$(16,578,514)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Value Municipal Income Trust

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$40,491,450	$25,914,794
Net realized gain (loss)	(8,654,786)	3,465,822
Change in net unrealized appreciation (depreciation)	(48,415,178)	9,496,139
Net increase (decrease) in net assets resulting from operations	(16,578,514)	38,876,755
Distributions to auction rate preferred shareholders from net investment income	—	(57,741)
Net increase (decrease) in net assets from operations applicable to common shares	(16,578,514)	38,819,014
Distributions to shareholders from net investment income	(42,325,158)	(26,525,190)
Increase from transactions in common shares of beneficial interest	—	439,430,823
Net increase (decrease) in net assets applicable to common shares	(58,903,672)	451,724,647

Net assets applicable to common shares:
Beginning of year	788,578,647	336,854,000
End of year (includes undistributed net investment income of $1,945,975 and $3,613,452, respectively)	$729,674,975	$788,578,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Value Municipal Income Trust

Statement of Cash Flows

For the year ended February 28, 2014

Cash provided by (used in) operating activities:
Net decrease in net assets resulting from operations applicable to common shares	$(16,578,514)

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(206,049,049)
Net purchases of short-term investments	(1,985,000)
Proceeds from sales of investments	210,883,158
Amortization of premium and deferred offering costs	4,021,925
Accretion of discount	(3,373,808)
Decrease in interest receivables and other assets	111,375
Decrease in accrued expenses and other payables	(68,013)
Net realized loss from investment securities	8,654,786
Net change in unrealized depreciation on investment securities	48,415,178
Net cash provided by operating activities	44,032,038

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(42,251,202)
Decrease in payable for amount due custodian	(4,705,836)
Net payments for floating rate note obligations	2,925,000
Net cash provided by (used in) financing activities	(44,032,038)
Net increase in cash and cash equivalents	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$3,464,980

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Value Municipal Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide current income which is exempt from federal income tax.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

23                         Invesco Value Municipal Income Trust

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

24                         Invesco Value Municipal Income Trust

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB trust programs. There can be no assurances that TOB trusts can be restructured substantially similar to their present form, that new sponsors of TOB trusts would begin providing these services, or that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average weekly managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least October 31, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 0.46%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on October 31, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

For the year ended February 28, 2014, the Adviser waived advisory fees of $3,161,953.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2014, expenses incurred under these agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods,

25                         Invesco Value Municipal Income Trust

giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2014, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Trust is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2014, the Trust engaged in securities purchases of $345,582.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2014 were $195,537,692 and 0.89%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income — tax exempt income	$42,325,158	$26,582,931
Ordinary income — tax exempt VMTP shares	1,691,638	1,057,652
Total distributions	$44,016,796	$27,640,583

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$1,503,491
Net unrealized appreciation — investments	56,550,566
Temporary book/tax differences	(340,357)
Post-October deferrals	(2,285,873)
Capital loss carryforward	(18,257,398)
Shares of beneficial interest	692,504,546
Total net assets	$729,674,975

26                         Invesco Value Municipal Income Trust

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$6,092,588	$—	$6,092,588
February 28, 2017	3,917,528	—	3,917,528
February 28, 2018	1,711,112	—	1,711,112
Not subject to expiration	2,818,785	3,717,385	6,536,170
	$14,540,013	$3,717,385	$18,257,398

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2014 was $228,106,133 and $209,367,825, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$64,016,566
Aggregate unrealized (depreciation) of investment securities	(7,466,000)
Net unrealized appreciation of investment securities	$56,550,566

Cost of investments for tax purposes is $1,000,550,980.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment taxable income and interest expense for VMTP shares on February 28, 2014, undistributed net investment income was increased by $166,231, undistributed net realized gain (loss) was increased by $6,527 and shares of beneficial interest was decreased by $172,758. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28, 2014	February 28, 2013
Beginning shares	47,027,949	20,694,675
Shares issued in connection with reorganization(a)	—	26,333,274
Ending shares	47,027,949	47,027,949

(a)	As of the open of business on October 15, 2012, Invesco Value Municipal Bond Trust, Invesco Value Municipal Securities and Invesco Value Municipal Trust (the “Target Trusts”) merged with and into the Trust pursuant to a plan of reorganization approved by the Trustees of the Trust on August 14, 2012 and by the shareholders of the Target Trusts on November 30, 2011. The reorganization was accomplished by a tax-free exchange of 26,333,274 shares of the Trust for 3,942,543 shares outstanding of Invesco Value Municipal Bond Trust, 6,591,385 shares outstanding of Invesco Value Municipal Securities and 17,484,370 shares outstanding of Invesco Value Municipal Trust as of the close of business on October 12, 2012. Common shares of the Target Trusts were exchanged common shares of the Trust, based on the relative net asset value of the Target Trusts to the net asset value of the Trust on the close of business, October 12, 2012. Invesco Value Municipal Bond Trust’s net assets as of the close of business on October 12, 2012 of $62,290,564, including $8,356,834 of unrealized appreciation, Invesco Value Municipal Securities’s net assets as of the close of business on October 12, 2012 of $100,751,548, including $8,353,093 of unrealized appreciation and Invesco Value Municipal Trust’s net assets as of the close of business on October 12, 2012 of $276,388,711, including $38,458,911 of unrealized appreciation, were combined with those of the Trust. The net assets of the Trust immediately before the acquisition were $345,390,651 and $784,821,474 immediately after the acquisition.

27                         Invesco Value Municipal Income Trust

The pro forma results of operations for the year ended February 28, 2013 assuming the reorganization had been completed on March 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$39,646,463
Net realized/unrealized gains	24,573,200
Change in net assets resulting from operations	$64,219,663

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Trusts that have been included in the Trust’s Statement of Operations since October 15, 2012.
The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Variable Rate Muni Term Preferred Shares

On May 9, 2012, the Trust issued 712 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VMTP Shares on May 9, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). In addition, the Trust issued 719 Series 2015/6-IIM VMTP Shares in connection with the reorganization of the Target Trusts into the Trust with a liquidation preference of $100,000 per share. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VMTP Shares on June 1, 2015, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VMTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). Subsequent rates are determined based upon changes in the SIFMA Index and take into account a ratings spread of 1.10% to 4.00% which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2014 were $143,100,000 and 1.18%, respectively.

The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VMTP Shares at liquidation preference.

The liquidation preference of VMTP Shares, which are considered debt of the Trust for financial reporting purposes, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
March 3, 2014	$0.075	March 14, 2014	March 31, 2014
April 1, 2014	$0.075	April 14, 2014	April 30, 2014

28                         Invesco Value Municipal Income Trust

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29, 2012		Four months ended February 28, 2011		Years ended October 31,
	2014		2013					2010		2009
Net asset value per common share, beginning of period	$16.77		$16.28	$14.10		$15.46		$14.65		$12.76
Net investment income(a)	0.86		0.85	0.89		0.27		0.93		0.94
Net gains (losses) on securities (both realized and unrealized)	(1.21)		0.54	2.19		(1.33)		0.77		1.88
Distributions paid to preferred shareholders from net investment income	N/A		(0.00)	(0.01)		(0.01)		(0.02)		(0.05)
Total income (loss) from investment operations	(0.35)		1.39	3.07		(1.07)		1.68		2.77
Less dividends and distributions paid to common shareholders from:
Net investment income	(0.90)		(0.90)	(0.89)		(0.29)		(0.87)		(0.77)
Net realized gains	—		—	—		—		—		(0.11)
Total dividends and distributions paid to common shareholders	(0.90)		(0.90)	(0.89)		(0.29)		(0.87)		(0.88)
Net asset value per common share, end of period	$15.52		$16.77	$16.28		$14.10		$15.46		$14.65
Market value, end of period	$14.36		$16.03	$17.16		$13.15		$15.32		$13.40
Total return at net asset value(b)	(1.47)%		8.78%	22.44%		(6.82)%		12.05%
Total return at market value(c)	(4.62)%		(1.35)%	38.39%		(12.30)%		21.39%		33.83%
Net assets applicable to common shares, end of period (000s omitted)	$729,675		$788,579	$336,854		$291,856		$320,035		$303,157
Portfolio turnover rate(d)	20%		22%	13%		3%		7%		16%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses with fee waivers and/or expense reimbursements	0.96	%(e)	0.98%	1.03	%(f)	1.38	%(f)(g)(h)	0.88	%(f)	1.02	%(f)(i)
Ratio of expenses excluding interest, facilities and maintenance fees(j)	0.47	%(e)	0.57%	0.78	%(f)	1.14	%(f)(g)(h)	0.68	%(f)	0.74	%(f)(i)
Ratio of expenses without fee waivers and/or expense reimbursements	1.40	%(e)	1.20%	1.03	%(f)	1.38	%(f)(h)	—		—
Ratio of net investment income before preferred share dividends	5.60	(e)	5.09%	5.85%		5.81	%(h)	6.15%		6.86	%(i)
Preferred share dividends	N/A		0.01%	0.06%		0.12	%(h)	0.11%		0.37%
Ratio of net investment income after preferred share dividends	5.60	(e)	5.08%	5.79%		5.69	%(h)	6.04%		6.49	%(i)
Rebate from Morgan Stanley affiliate	—		—	—		—		—		0.00	%(k)

Senior securities:
Total amount of preferred shares outstanding (000s omitted)(l)	$143,100		$143,100	$71,200		$82,050
Asset coverage per preferred share(l)(m)	$609,811		$650,892	$286,555		$227,853		490%		469%
Liquidating preference per preferred share(l)	$100,000		$100,000	$50,000		$50,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all of the shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable. For the year ending February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased of $447,993,039 and sold of $32,622,675 in effort to realign the Trust’s portfolio holdings after the reorganization of Invesco Value Municipal Bond Trust, Invesco Value Municipal Securities and Invesco Value Municipal Trust into the Trust.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $723,142.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Ratio includes an adjustment for a change in accounting estimate for professional services fees during the period. Ratios excluding this adjustment would have been lower by 0.14%.
(h)	Annualized.
(i)	The ratios reflect the rebate of certain Trust expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(j)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(k)	Amount is less than 0.005%.
(l)	For the years ended February 29, 2012 and prior, amounts are based on ARPS outstanding.
(m)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by preferred shares outstanding. For periods prior to February 28, 2011, calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by preferred shares at liquidation value.
N/A	= Not applicable

29                         Invesco Value Municipal Income Trust

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint (“Complaint”) was filed by common shareholders on behalf of the trusts now known as Invesco Value Municipal Income Trust and Invesco Municipal Opportunity Trust (the “Trusts”) against Morgan Stanley Investment Advisers, Inc. and its parent as well as certain individuals (collectively, the “Defendants”) in Curbow Family LLC v. Morgan Stanley Investment Advisors, Inc. The Plaintiffs alleged that, prior to the tenure of the current adviser, Defendants breached their fiduciary duties primarily by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which was allegedly higher than market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemption of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and was improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek a judgment that: 1) prohibits the Trusts from redeeming any ARPS at their liquidation value using the Trusts’ assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On June 24, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters underlying the Complaint, with the assistance of independent counsel. After reviewing the findings of the SLC, the Independent Trustees of the Board announced on July 12, 2011 that it had voted to adopt the SLC’s recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. The Trust has accrued $5,641 in expenses relating to these matters during the year ended February 28, 2014.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will not have a material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

30                         Invesco Value Municipal Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Value Municipal Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Value Municipal Income Trust (hereafter referred to as the “Trust”) at February 28, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the four month period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the period ended October 31, 2009 were audited by another independent registered public accounting firm whose report dated December 24, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

31                         Invesco Value Municipal Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

32                         Invesco Value Municipal Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International) Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None

T-2                         Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Value Municipal Income Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s
Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-06590                     MS-CE-VMINC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$39,100	N/A	$59,875	N/A
Audit-Related Fees(2)	$0	0%	$31,635	0%
Tax Fees(3)	$35,565	0%	$14,550	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$74,665	0%	$106,060	0%

(g) PWC billed the Registrant aggregate non-audit fees of $35,565 for the fiscal year ended 2014, and $46,185 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to variable municipal term preferred shares.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

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B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

November 2013

approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

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Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

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V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

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that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2014:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investment in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Value Municipal Income Trust
Thomas Byron	None	N/A	$100,001-$500,000
Robert Stryker	None	N/A	$100,001-$500,000
Robert Wimmel	None	N/A	$100,001-$500,000

[1]	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
[2]	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2014:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
	Invesco Value Municipal Income Trust
Thomas Byron	15	$12,797.5	None	None	None	None
Robert Stryker	15	$12,797.5	None	None	None	None
Robert Wimmel	15	$12,797.5	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

[4]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco[6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.

Invesco-Invesco Real Estate[6,7] Invesco Senior Secured[6,8]	Not applicable
Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Value Municipal Income Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.